Reinventing an industry

Insituform
Clean water for the world.

This communication contains statements and information that constitute forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. These statements are based on Insituform’s current expectations and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Risks, uncertainties and assumptions include, without limitation, the company’s expectations regarding the growth of its markets and the results to be achieved from its initiatives.  Insituform assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.
Investors are advised to review the Company’s annual, quarterly and periodic reports filed with the Securities and Exchange Commission.

2005 ASCE Report Card for
America’s Infrastructure
•

Wastewater (one of 15 categories) received a D- for poor infrastructure
•

Aging wastewater management systems discharge billions of gallon of untreated sewage into U.S. surface waters each year - there are an estimated 70,000 sewage spills each year
•

EPA estimates the nation must invest $390 Billion over the next 20 years
- that’s $19.5 Billion each year
•

Government funds to finance infrastructure are scarce
•

Estimates that 6 billion gallons of water are lost each day due to leaking pipes and mains

Reinventing an industry

Insituform
Clean water for the world.

Sinkholes
Overflows
Infiltration
Disease
•

A substantial portion of the underground infrastructure has
now outlasted its useful life.
•

There is ample evidence that the historical approach to
maintaining underground infrastructure cannot keep pace
with today’s needs.

Reinventing an industry

Insituform
Clean water for the world.

Insituform’s Core Business
•

 Invented the cured-in-place
pipe industry in 1971
•

 Ranked #1 wastewater
specialty contractor by
Engineering News Record
•

Ranked #2 behind GE in water
industry by ChangeWave Alliance
survey

Reinventing an industry

Insituform
Clean water for the world.

Market Diversity
•

Industrial Pipe Rehabilitation
–

United® Pipeline Systems/Tite Liner
®
–

Crude oil & mining
•

Drinking Water Rehabilitation
–

Insituform Blue™ offers a portfolio of
solutions that increase flow capacity,
improve water quality and reduce water
loss
•

International Expansion
–

Asia, Eastern Europe, Australia

Reinventing an industry

Insituform
Clean water for the world.

International Expansion
•

Top 5 global growth markets for water and wastewater
are China, India, Mexico, Egypt and Australia
•

Top 5 global markets expected to grow at compound
annual growth rate (CAGR) of 22.2%
•

Booz Allen Hamilton reports that the world’s urban water
infrastructure needs an investment of $22.6 trillion. Over
80 percent of this is expected to be spent in areas other
than the United States.

Reinventing an industry

Insituform
Clean water for the world.

Insituform has operations and licensees in
over 40 countries across the globe

Reinventing an industry

Insituform
Clean water for the world.

•

Insituform is focusing on high growth in international
markets
•

Insituform, sometimes in conjunction with local
partners, is currently working on and/or pursuing
projects in:

•

India
•

China
•

Romania
•

Poland
•

Hungary
•

Australia
•

Japan

Industry Innovation
•

Insituform is continuing to lead innovation in
sewer, water and industrial pipeline
rehabilitation
–

iPlus Composite™
–

iPlus Infusion™
–

Insituform Blue™
–

United® Pipeline Systems - Tite Liner®

Reinventing an industry

Insituform
Clean water for the world.

•

iPlus Composite™
reinforced pipe for
medium and large
diameters
–

Stronger and better
for the environment
•

iPlus Infusion™
next-generation
pipe for small
diameters
–

Safer and more
reliable in the field

Reinventing an industry

Insituform®
Clean water for the world.

Insituform Blue™

•

Water scarcity
–

Leaking pipes (20% to 60%)
–

Unprecedented droughts
•

Huge population growth in countries like India and
China
•

Tightening global standards
–

EU - Asbestos pipes, environmental regulations
•

Estimated global market size - $7 trillion+ over 20
years
•

Early stage market with low competition

Reinventing an industry

Insituform
Clean water for the world.

iTAP™
PolyFlex™
PolyFold™
Thermopipe®

Reinventing an industry

Insituform
Clean water for the world.

MONEY
NEEDED

CBS Evening News
Infrastructure Making Headlines
•

Bridge collapse in Minneapolis
•

Steam pipe explosion in
    New York City
•   Infrastructure Problems -
   CBS Evening News with
   Katie Couric
•

Sinkhole swallows home in
    Guatemala
•

India raising infrastructure
    spending

Reinventing an industry

Insituform
Clean water for the world.

•

  Operational Excellence
•

  Technological Innovation
Continuing the Strategy
•

Growth